As filed with the Securities and Exchange Commission on April 22, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 20, 2021
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series EE	BAC PrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 20, 2021, Bank of America Corporation (the “Corporation”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Corporation’s shareholders approved the amendment and restatement of the Bank of America Corporation Key Employee Equity Plan (“Plan”) to, among other things, (i) change the Plan name to the “Bank of America Corporation Equity Plan,” (ii) increase the number of shares of the Corporation’s common stock available for awards under the Plan by 115 million, (iii) update Plan provisions to reflect changes to Section 162(m) of the Internal Revenue Code of 1986 and (iv) extend the expiration date of the Plan from April 23, 2029 to April 19, 2031. The Plan’s terms are otherwise substantially unchanged.

A description of the material terms and conditions of the Plan, as amended and restated, appears on pages 76-82 of the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 8, 2021. That description, a copy of which is filed as Exhibit 99.1 hereto and is incorporated into this Item 5.02(e) by reference, does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended and restated Plan attached as Exhibit 10.1 to this report and incorporated into this Item 5.02(e) by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 20, 2021, the Corporation held its Annual Meeting.
(b) The Corporation’s shareholders elected all of the nominees for director; approved the advisory vote on executive compensation; ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2021; and approved the amendment and restatement of the Plan. The Corporation’s shareholders did not approve the shareholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1, 2, 4, and 5 Preferred Stock voted together as a class.

1. Electing directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	6,237,185,059	105,014,265	23,096,557	935,366,157
Susan S. Bies	6,203,830,438	138,016,216	23,449,227	935,366,157
Frank P. Bramble, Sr.	6,194,200,922	146,330,237	24,764,722	935,366,157
Pierre J.P. de Weck	6,256,279,145	83,763,989	25,252,747	935,366,157
Arnold W. Donald	6,256,053,984	84,472,722	24,769,175	935,366,157
Linda P. Hudson	6,256,520,566	84,044,654	24,730,661	935,366,157
Monica C. Lozano	6,075,943,941	264,618,738	24,733,202	935,366,157
Thomas J. May	6,088,955,092	249,675,971	26,664,818	935,366,157
Brian T. Moynihan	5,998,084,696	321,372,615	45,838,570	935,366,157
Lionel L. Nowell III	6,263,666,719	75,866,252	25,762,910	935,366,157
Denise L. Ramos	6,257,044,323	83,338,131	24,913,427	935,366,157
Clayton S. Rose	6,257,400,764	82,560,017	25,335,100	935,366,157
Michael D. White	6,258,615,171	81,338,478	25,342,232	935,366,157
Thomas D. Woods	6,284,145,150	56,076,697	25,074,034	935,366,157
R. David Yost	6,252,155,506	88,267,093	24,873,282	935,366,157
Maria T. Zuber	5,929,255,655	412,121,759	23,918,466	935,366,157

2. Approving the Corporation's executive compensation (an advisory, non-binding “Say on Pay” resolution):

For	5,975,909,983
Against	354,115,123
Abstain	35,270,773
Broker Non-Votes	935,366,157

3. Ratifying the appointment of the Corporation's independent registered public accounting firm for 2021:

For	7,016,241,531
Against	259,220,933
Abstain	25,199,574

4. Amending and restating the Bank of America Corporation Key Employee Equity Plan:

For	6,148,474,577
Against	187,014,368
Abstain	29,806,935
Broker Non-Votes	935,366,157

5. Shareholder proposal - requesting amendments to the Corporation's proxy access bylaw:

For	1,577,264,713
Against	4,702,119,507
Abstain	85,911,660
Broker Non-Votes	935,366,157

6. Shareholder proposal - requesting amendments to allow shareholders to act by written consent:

For	1,664,540,144
Against	4,617,254,328
Abstain	83,501,408
Broker Non-Votes	935,366,157

7. Shareholder proposal - requesting a change in organizational form:

For	162,722,221
Against	6,109,080,583
Abstain	93,493,076
Broker Non-Votes	935,366,157

8. Shareholder proposal - requesting a racial equity audit:

For	1,660,823,179
Against	4,603,693,949
Abstain	100,778,751
Broker Non-Votes	935,366,157

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 10.1 and 99.1 are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Bank of America Corporation Equity Plan

99.1	Description of Bank of America Corporation Equity Plan

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: April 22, 2021